UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2010 (March 26, 2010)

CPG INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	333-134089	20-2779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Corey Street, Scranton, PA	18505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 558-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

(a)	Prior Independent Public Accounting Firm

On March 26, 2010, the Audit Committee of the Board of Directors of CPG International Inc. (the “Company”) voted to dismiss Deloitte and Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective as of March 26, 2010. The Company informed Deloitte of the decision on March 26, 2010.

Deloitte’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2009 and December 31, 2008 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of Deloitte on the effectiveness of internal control over financial reporting as of December 31, 2009 did not contain an adverse opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009 and December 31, 2008 and through March 26, 2010, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports for such years. During the fiscal years ended December 31, 2009 and December 31, 2008 and through March 26, 2010, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as described in Item 9A(T) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company reported a material weakness in its internal controls over financial reporting related to income taxes as of December 31, 2008, which was remediated as of December 31, 2009.

The Company has provided Deloitte with a copy of the above disclosure in conjunction with the filing of this report. The Company also requested that Deloitte provide them with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of this letter, dated April 1, 2010, is attached as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

On March 26, 2010, the Audit Committee of the Board of Directors of the Company engaged PricewaterhouseCoopers (“PwC”) to serve as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the year ending December 31, 2010. During the years ended December 31, 2009 and December 31, 2008, and the subsequent interim period through March 26, 2010 (the date of engagement of PwC), neither the Company, nor any person acting on their behalf, consulted PwC regarding the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16.1	Letter from Deloitte and Touche LLP dated April 1, 2010 to the
Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPG International Inc.
By:	/s/ Scott Harrison
Executive Vice President and
Chief Financial Officer

Dated: April 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte and Touche LLP dated April 1, 2010 to the
Securities and Exchange Commission.